Exhibit 32.2

Certification of Chief Financial Officer

In connection with the Quarterly Report of Interactive Data Corporation (the “Company”) on Form 10-Q for the period ended June 30, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Vincent A. Chippari, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (“Section 906”), that to the best of my knowledge:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 9, 2011	By:	/s/ VINCENT A. CHIPPARI
	Name:	Vincent A. Chippari
Chief Financial Officer